                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                   __________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                        June 17, 1998 (January 20, 1998)


--------------------------------------------------------------------------------
                      HEALTH CARE PROPERTY INVESTORS, INC.
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------


     Maryland                           1-8895            33-0091377
(State or Other Jurisdiction of      (Commission       (I.R.S. Employer
Incorporation of Organization)       File Number)      Identification No.)

                         4675 MacArthur Court, 9th Floor
                            Newport Beach, CA  92660
                    (Address of principal executive offices)


                                 (949) 221-0600
              (Registrant's telephone number, including area code)

ITEM 2.   ACQUISITION OF ASSETS


During the period from January 1, 1998 through June 4, 1998, Health Care Property Investors, Inc. and its affiliates and subsidiaries (the "Company") acquired from unrelated parties nine long-term care ("LTC") facilities and 33 clinics ("CLNs") in 11 separate transactions at an aggregate purchase price of approximately $99,800,000, comprised of $92,100,000 of acquisitions, and $7,700,000 of equity investments. The LTC facilities are accounted for as equity investments in unconsolidated joint ventures on the Company's books. The Company provided the capital and mortgage loans to the foregoing joint ventures, and has an 80% equity interest in the joint ventures, but does not have voting rights or control over the management of the joint venture. The purchase price on these facilities includes only the equity capital invested by the Company and does not include the mortgage loans receivable. The LTC facilities and 18 of the clinics were, concurrently with their acquisition, leased on a triple-net basis to ten different operators under terms generally similar to the Company's existing leases. The other 15 clinics were leased to five different operators on a modified gross basis under which the Company may be responsible for property taxes, repairs and maintenance and/or insurance on those properties. Each transaction was initially funded by bank borrowings on the Company's revolving bank lines of credit and by cash on hand. The Company repaid approximately $23 million and $197 million on its revolving bank lines of credit with the proceeds of a common stock offering during April 1998 and a long-term debt offering during June 1998, respectively.

                                                               Facility                     Acquisition         Purchase
Facility Name                            City          State     Type       Units (1)          Date              Price
----------------------------------------------------------------------------------------------------------------------------
Ponca City Nursing Home                Ponca City        OK       LTC  (2)      157          Jan 20, 1998      $1,117,000
Highland Nursing Home                  Ponca City        OK       LTC  (2)       97          Jan 20, 1998         691,000
Central Oklahoma Christian Home        Oklahoma          OK       LTC  (2)      148          Feb 03, 1998         910,000
Parkview Nursing Home                  Shawnee           OK       LTC  (2)       78          Mar 11, 1998         587,000
Seminole Pioneer Nursing Home          Seminole          OK       LTC  (2)      146          Mar 11, 1998       1,099,000
Shawnee Colonial Estates               Shawnee           OK       LTC  (2)      165          Mar 11, 1998       1,242,000
Okemah Pioneer Nursing Home            Okemah            OK       LTC  (2)       76          Apr 01, 1998         572,000
Premier Medical Group                  Clarksville       TN       CLN                        Apr 08, 1998       7,645,000
College Park                           Atlanta           GA       CLN                        May 01, 1998       4,155,800
Marietta                               Atlanta           GA       CLN                        May 01, 1998       1,656,250
Pleasantdale                           Atlanta           GA       CLN                        May 01, 1998       3,235,610
Triangle                               Cary              NC       CLN                        May 01, 1998       2,056,880
Abbey Place                            Charlotte         NC       CLN                        May 01, 1998       3,616,000
Pineville                              Charlotte         NC       CLN                        May 01, 1998       2,293,888
Park Meadows                           Littleton         CO       CLN                        May 01, 1998       3,100,000
Lane Avenue                            Jacksonville      FL       CLN                        May 01, 1998       1,269,270
Regency Square                         Jacksonville      FL       CLN                        May 01, 1998       1,763,970
San Jose                               Jacksonville      FL       CLN                        May 01, 1998       1,333,690
University                             Jacksonville      FL       CLN                        May 01, 1998       2,208,460
Raleigh                                Memphis           TN       CLN                        May 01, 1998       1,358,600
Edmond                                 Oklahoma City     OK       CLN                        May 01, 1998         500,000
Midwest                                Oklahoma City     OK       CLN                        May 01, 1998       1,565,000
Norman                                 Oklahoma City     OK       CLN                        May 01, 1998       1,350,000
South Hills                            Oklahoma City     OK       CLN                        May 01, 1998       1,709,000
Triangle                               Raleigh           NC       CLN                        May 01, 1998       2,058,250
Columbus                               Columbus          OH       CLN                        May 01, 1998         786,000
Premier Subacute and Rehab Center      Statesboro        GA       LTC  (2)       60          May 01, 1998         587,000
Kissimmee                              Orlando           FL       CLN                        May 11, 1998       2,630,975
Maitland                               Orlando           FL       CLN                        May 11, 1998       3,988,914
Quadrangle                             Orlando           FL       CLN                        May 11, 1998       3,507,936
Sandlake                               Orlando           FL       CLN                        May 11, 1998       3,452,325
Brandon                                Tampa             FL       CLN                        May 11, 1998       1,893,400
University                             Tampa             FL       CLN                        May 11, 1998       2,087,925
Medical Arts Buildings                 Minot             ND       CLN                        May 27, 1998      11,200,000
River Oaks Care Center                 Ft. Worth         TX       LTC  (2)      124          Jun 01, 1998         890,000
Intercontinental/Airport Building      Houston           TX       CLN                        Jun 04, 1998       5,272,262
Harwin                                 Houston           TX       CLN                        Jun 04, 1998       3,304,430
Louetta                                Houston           TX       CLN                        Jun 04, 1998       3,260,515
Windfern                               Houston           TX       CLN                        Jun 04, 1998       1,477,137
Kingwood                               Kingwood          TX       CLN                        Jun 04, 1998       1,961,341
Pasadena                               Pasadena          TX       CLN                        Jun 04, 1998       3,205,668
Stafford                               Stafford          TX       CLN                        Jun 04, 1998       1,205,801
                                                                              -----                          ------------
                                                                              1,051                          $ 99,805,297
                                                                              =====                          ============


----------------------------
(1)  The clinics encompass approximately 730,500 square feet.
(2) These properties are owned by unconsolidated joint ventures. The amount included in the purchase price represents HCPI's capital investment in the joint venture and does not include any mortgage loans receivable from the joint venture.

The Company believes these acquisitions are consistent with the Company's historical business strategy of acquiring and concurrently leasing health care facilities. In assessing the facilities, the Company considered the type, location, age, design and physical condition of the facilities acquired, as well as historical, if applicable, and projected operating results of the health care operations conducted at the facilities. Additionally, the Company considers the operating ability, financial condition and reputation of the operator to which the acquired facilities are to be leased. The Company, after reasonable inquiry, is not aware of any material factors that would cause the financial information reported not to be necessarily indicative of future operating results, although no assurance can be given by the Company regarding actual future operating results. The Company intends to continue the current use of each property.

Although no single acquisition is considered a "significant acquisition" pursuant to the rules governing the reporting of transactions on Form 8-K and under Rule 3-14 of Regulation S-X, these acquisitions in the aggregate, may be considered to be material in nature. Certain audited pro forma financial information concerning these properties is provided in Item 7 of this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Historical financial information, pursuant to Rule 3-14 of Regulation S-X, for the health care operations of the acquired facilities is not presented because the related operating information for such facilities generally would not be meaningful. This is due to the nature of modified gross and triple-net leased real estate operations. Alternatively, the Company has presented audited pro forma operating information for each of the acquired properties as if the acquired properties had been owned by the Company since January 1, 1997.

         (a)(3)     -     Audited  pro forma statements of  operations  for  the
         acquired facilities for the year ended December 31, 1997.

         (b)(1)     -    Unaudited pro forma balance sheet as of March 31,  1998
         for the Company after giving effect to the acquisition of the facilities.

                    - Pro forma statement of operations for the Company after giving effect to the acquisition of the facilities for the three-month period ended March 31, 1998.

                    - Pro forma statement of operations for the Company after giving effect to the acquisition of the facilities for the year ended December 31, 1997.

  (c)              Consent of Arthur Andersen LLP.

                 REPORT OF THE INDEPENDENT PUBLIC ACCOUNTANTS


To the Stockholders and Directors, Health Care Property Investors, Inc:

We have examined the pro forma adjustments reflecting the transactions described in Note 1 and the application of those adjustments to the assembly of the accompanying pro forma statements of operations of the properties acquired by Health Care Property Investors, Inc. during the period January 1, 1998 to June 4, 1998 as indicated in Item 2 of this Form 8-K (collectively "the Acquired Properties") for the year ended December 31, 1997. The historical statements of operations are omitted since substantially all historical amounts are not relevant on a pro forma basis. The pro forma adjustments are based upon management's assumptions described in Note 2. Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included such procedures as we considered necessary in the circumstances.


The objective of this pro forma financial information is to show what the significant effects on the historical financial information might have been had the transactions occurred at an earlier date. However, the pro forma statements of operations are not necessarily indicative of the results of operations that would have been attained had the above-mentioned transactions actually occurred earlier.


In our opinion, management's assumptions provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned transactions described in Note 1, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma statements of operations for the year ended December 31, 1997 reflect the proper application of those adjustments to the historical statement of operations amounts.



Arthur Andersen LLP
Los Angeles, California
June 17, 1998

                      PRO FORMA STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997


                                                            Central
                                 Ponca City    Highland     Oklahoma      Parkview     Seminole        Shawnee
                                    (A)          (A)           (A)           (A)          (A)           (A)
                                 ----------    ---------    ---------     ---------     ---------     ---------
Revenues:
  Base Rental Income             $     ---   $      ---     $     ---     $     ---     $     ---    $     ---
  Interest and Other Income (1)     242,000     149,000       192,000       126,000       236,000      267,000
                                  ---------   ---------     ---------     ---------     ---------    ---------
                                    242,000     149,000       192,000       126,000       236,000      267,000
                                  ---------   ---------     ---------     ---------     ---------    ---------
Expenses:
  Interest                          224,520     138,780       181,800       118,740       222,300      251,220
  Depreciation                          ---         ---           ---           ---           ---          ---
  Other Operating Expenses              ---         ---           ---           ---           ---          ---
                                  ---------   ---------     ---------     ---------     ---------    ---------
                                    224,520     138,780       181,800       118,740       222,300      251,220
                                  ---------   ---------     ---------     ---------     ---------    ---------
Net Income (Loss)                  $ 17,480   $  10,220     $  10,200      $  7,260      $ 13,700     $ 15,780
                                  =========   =========     =========     =========     =========    =========


                             See accompanying notes.


(1)  Includes interest on mortgage loans receivable.
(A) These LTC facilities are owned by unconsolidated joint ventures. For purposes of this pro forma it is assumed that the Company breaks even on the equity investment in these joint ventures during the first year of operation and makes a profit on the mortgage loans receivable.


                      PRO FORMA STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997




                                               Premier
                                    Okemah     Subacute     River Oaks
                                      (A)         (A)          (A)
                                  ----------   ---------    ---------
Revenues:
  Base Rental Income               $    ---     $     ---    $     ---
  Interest and Other Income (1)     123,000       123,000      185,000
                                  ---------     ---------     --------
                                    123,000       123,000      185,000
                                  ---------     ---------     --------
Expenses:
  Interest                          115,740       117,360      177,600
  Depreciation                          ---           ---          ---
  Other Operating Expenses              ---           ---          ---
                                  ---------     ---------    ---------
                                    115,740       117,360      177,600
                                  ---------     ---------    ---------
Net Income (Loss)                  $  7,260     $   5,640    $   7,400
                                  =========     =========    =========

                             See Accompanying Notes


(1)  Includes interest on mortgage loans receivable.
(A) These LTC facilities are owned by unconsolidated joint ventures. For purposes of this pro forma it is assumed that the Company breaks even on the equity investment in these joint ventures during the first year of operation and makes a profit on the mortgage loans receivable.


                      PRO FORMA STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997



                                               College                                    Triangle
                                  Premier       Park        Marietta     Pleasantdale       Cary
                                 ---------     ---------    ---------    ------------      ---------
Revenues:
  Base Rental Income              $ 738,180   $ 531,847     $ 188,922     $ 380,076       $ 258,129
  Interest and Other Income (1)         ---         ---           ---           ---             ---
                                  ---------    --------     ---------     ---------       ---------
                                    738,180     531,847       188,922       380,076         258,129
                                  ---------    --------     ---------     ---------       ---------
Expenses:
  Interest                          458,700     249,348        99,375       194,137         123,413
  Depreciation                      184,286     101,594        27,321        69,589          33,054
  Other Operating Expenses              ---      49,820        18,657        35,111             ---
                                  ---------   ---------     ---------     ---------       ---------
                                    642,986     400,762       145,353       298,837         156,467
                                  ---------   ---------     ---------     ---------       ---------
Net Income (Loss)                  $ 95,194   $ 131,085     $  43,569     $  81,239       $ 101,662
                                  =========   =========     =========     =========       =========

                             See Accompanying Notes


(1)  Includes interest on mortgage loans receivable.


                      PRO FORMA STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997



                                   Abbey                      Park          Lane          Regency
                                   Place       Pineville     Meadows       Avenue         Square       San Jose
                                 ----------    ---------    ---------     --------      -----------    ---------
Revenues:
  Base Rental Income              $ 380,000    $ 253,840     $ 316,014     $ 221,991     $ 180,699      $ 136,517
  Interest and Other Income (1)         ---          ---           ---           ---           ---            ---
                                  ---------    ---------      --------     ---------     ---------      ---------
                                    380,000      253,840       316,014       221,991       180,699        136,517
                                  ---------    ---------      --------     ---------     ---------      ---------
Expenses:
  Interest                          216,960     137,633       186,000        76,156       105,838         80,021
  Depreciation                       66,171      34,111        67,143        36,265        34,685         23,820
  Other Operating Expenses              ---         ---           ---           ---           ---            ---
                                  ---------    ---------     ---------     ---------     ---------      ---------
                                    283,131     171,744       253,143       112,421       140,523        103,841
                                  ---------    ---------     ---------     ---------     ---------      ---------
Net Income (Loss)                 $  96,869    $  82,096     $  62,871     $ 109,570     $  40,176      $  32,676
                                  =========   =========     =========     =========     =========      =========

                             See Accompanying Notes


(1)  Includes interest on mortgage loans receivable.


                      PRO FORMA STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997



                                 University                                                             South
                                Jacksonville    Raleigh      Edmond        Midwest         Norman       Hills
                                 ----------    ---------    ---------     --------      -----------   ---------
Revenues:
  Base Rental Income              $ 232,829    $ 181,323     $  58,519     $ 177,582     $ 151,990      $ 194,993
  Interest and Other Income (1)         ---          ---           ---           ---           ---            ---
                                  ---------    ---------      --------     ---------     ---------      ---------
                                    232,829      181,323        58,519       177,582       151,990        194,993
                                  ---------    ---------      --------     ---------     ---------      ---------
Expenses:
  Interest                          132,508       81,516        30,000        93,900        81,000        102,540
  Depreciation                       45,956       27,389        11,429        34,714        30,000         28,829
  Other Operating Expenses              ---       19,649         9,725        27,038        27,045         38,903
                                  ---------    ---------     ---------     ---------     ---------      ---------
                                    178,464      128,554        51,154       155,652       138,045        170,272
                                  ---------    ---------     ---------     ---------     ---------      ---------
Net Income (Loss)                 $  54,365    $  52,769      $  7,365      $ 21,930     $  13,945      $  24,721
                                  =========    =========     =========     =========     =========      =========

                             See Accompanying Notes

(1)  Includes interest on mortgage loans receivable.

                      PRO FORMA STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997



                                  Triangle
                                  Raleigh      Columbus(2)  Kissimmee     Maitland      Quadrangle
                                 ----------    ---------    ---------     --------      ----------
Revenues:
  Base Rental Income              $ 247,804    $     ---     $ 256,704     $ 394,381     $ 340,931
  Interest and Other Income (1)         ---          ---           ---           ---           ---
                                  ---------    ---------     ---------     ---------     ---------
                                    247,804          ---       256,704       394,381       340,931
                                  ---------    ---------     ---------     ---------     ---------
Expenses:
  Interest                          123,495       47,160       157,859       239,335       210,476
  Depreciation                       37,379       16,743        68,028        42,540        71,655
  Other Operating Expenses              ---          ---        27,020        56,384        46,554
                                  ---------    ---------     ---------     ---------     ---------
                                    160,874       63,903       252,907       338,259       328,685
                                  ---------    ---------     ---------     ---------     ---------
Net Income (Loss)                 $  86,930    $ (63,903)    $   3,797     $  56,122     $  12,246
                                  =========    =========     =========     =========     =========

                             See Accompanying Notes

(1)  Includes interest on mortgage loans receivable.
(2)  This facility is currently vacant.

                      PRO FORMA STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997




                                                            University    Medical
                                 Sandlake      Brandon        Tampa         Arts
                                 ----------    ---------    ---------     ---------
Revenues:
  Base Rental Income              $ 364,772   $ 232,639     $ 250,614    $1,376,059
  Interest and Other Income (1)         ---         ---           ---           ---
                                  ---------   ---------      --------     ---------
                                    364,772     232,639       250,614     1,376,059
                                  ---------   ---------      --------     ---------
Expenses:
  Interest                          207,140     113,604       125,276       672,000
  Depreciation                       58,638      38,383        35,369       306,286
  Other Operating Expenses           54,904      31,329        35,006           ---
                                  ---------   ---------     ---------     ---------
                                    320,682     183,316       195,651       978,286
                                  ---------   ---------     ---------     ---------
Net Income (Loss)                 $  44,090   $  49,323     $  54,963     $ 397,773
                                  =========   =========     =========     =========

                             See Accompanying Notes

(1)  Includes interest on mortgage loans receivable.


                      PRO FORMA STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997



                                 Inter-
                                 Continental   Harwin       Louetta       Windfern     Kingwood
                                 ---------     ---------    ---------     ----------   ---------
Revenues:
  Base Rental Income              $ 536,886   $ 339,456     $ 325,971     $ 236,670     $ 191,313
  Interest and Other Income (1)         ---         ---           ---           ---           ---
                                  ---------    --------     ---------     ---------     ---------
                                    536,886     339,456       325,971       236,670       191,313
                                  ---------    --------     ---------     ---------     ---------
Expenses:
  Interest                          316,336     198,266       195,631        88,628       117,680
  Depreciation                      136,350      78,698        70,300        26,490        43,181
  Other Operating Expenses              ---         ---           ---           ---           ---
                                  ---------   ---------     ---------     ---------     ---------
                                    452,686     276,964       265,931       115,118       160,861
                                  ---------   ---------     ---------     ---------     ---------
Net Income (Loss)                 $  84,200   $  62,492     $  60,040     $ 121,552     $  30,452
                                  =========   =========     =========     =========     =========

                             See Accompanying Notes



(1)  Includes interest on mortgage loans receivable.


                      PRO FORMA STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997




                               Pasadena      Stafford         Total
                               ----------    ---------    ------------
Revenues:
  Base Rental Income              $ 323,890   $ 152,139   $10,153,680
  Interest and Other Income (1)         ---         ---     1,643,000
                                  ---------   ---------   -----------
                                    323,890     152,139    11,796,680
                                  ---------   ---------   -----------
Expenses:
  Interest                          192,340      72,348     7,074,679
  Depreciation                       80,162      25,880     1,992,438
  Other Operating Expenses              ---         ---       477,145
                                  ---------   ---------   -----------
                                    272,502      98,228     9,544,262
                                  ---------   ---------   -----------
Net Income (Loss)                 $  51,388    $ 53,911   $ 2,252,418
                                  =========   =========   ===========

                             See Accompanying Notes

(1)  Includes interest on mortgage loans receivable.



FOOTNOTES TO PRO FORMA STATEMENTS OF OPERATIONS


NOTE 1: Health Care Property Investors, Inc. and its affiliates and subsidiaries (the "Company") acquired nine long-term care ("LTC") facilities and 33 clinics in 11 separate transactions at an aggregate purchase price of approximately $99,800,000, comprised of $92,100,000 of acquisitions and $7,700,000 of equity investments. The LTC facilities are accounted for as equity investments in unconsolidated joint ventures on the Company's books. The Company provided the capital and mortgage loans to the joint ventures , and has an 80% equity interest in the joint ventures, but does not have voting rights or control over the management of the joint venture. The purchase price on these facilities includes only the equity capital invested by the Company and does not include the mortgage loans receivable. The LTC facilities, as well as 18 of the clinics were leased to 10 different operators under triple-net leases generally similar to the Company's existing leases and are accounted for as operating leases. The LTC leases have initial terms of 12-23 years. The remaining 15 clinics were leased to five different operators on a modified gross basis under which the Company may be responsible for the property tax and insurance payments and repairs and maintenance. The clinic leases have initial terms of 1-10 years.
The Company earns fixed monthly base rental income and may earn periodic additional rents. The additional payments are generally computed based upon increases in the Consumer Price Index or as a percentage of facility net patient revenues in excess of base amounts. Additional rents generally commence in the second year of the leases. With the exception of the modified gross leased clinics, under terms of the leases, the lessees are responsible for all maintenance, repairs, taxes and insurance on the leased properties.

The pro forma statements of operations reflect the acquisitions of the properties as if they had been owned since January 1, 1997.

NOTE 2: The pro forma base rental income is based upon the monthly minimum rents specified in the leases. No additional rent amounts are assumed for purposes of the pro forma statements of operations based upon the terms of the lease.

Pro forma interest and other income includes the first year of interest due on mortgage loans receivable. This category would generally also include the Company's share of income from the unconsolidated joint ventures. However, for purposes of this pro forma, although the Company will receive preferential distributions from these joint ventures during the year, it is assumed that these joint ventures will break even. Therefore, there is no joint venture income recognized in the pro forma statements of operations.

Pro forma depreciation is based upon the purchase prices of the facilities being allocated to building and depreciated over 35 years.

Pro forma interest expense is calculated using an interest rate of 6.00%, which is the Company's weighted average borrowing rate for the year to date on its unsecured revolving lines of credit. The Company has two unsecured lines of credit, one for $100,000,000 which expires on October 22, 2002 and one for $50,000,000 which expires October 22, 1998. The Company also arranges for additional borrowings on an as-needed basis with various banks. The Company initially uses these short-term borrowings to fund purchases, but replaces these borrowings with periodic long-term debt and equity offerings. The Company repaid approximately $23 million and $197 million on the line of credit borrowings with the proceeds of a common stock offering during April 1998 and a long-term debt offering during June 1998, respectively. Accordingly, the actual interest expense resulting from the acquisitions of the facilities may vary.

No pro forma operating expenses are included other than for the clinics under modified gross leases because: (1) such amounts are expected to be immaterial, and (2) the Company does not expect to add additional staff as a result of the transactions described in Note 1 above. The pro forma amounts for the clinics are based upon current actual and estimated operating expenses.

NOTE 3: The preparation of financial statements requires management to make estimates and assumptions that affect the revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        PRO FORMA FINANCIAL INFORMATION

The following Pro Forma Balance Sheet as of March 31, 1998 has been prepared to reflect the acquisition of 36 facilities during the period from April 1, 1998 to June 4, 1998 and the adjustments described in the accompanying notes.

The following unaudited Pro Forma Statements of Operations for the three months ended March 31, 1998 and for the year ended December 31, 1997 have been prepared to reflect the acquisition of 42 facilities during the period from January 1, 1998 through June 4, 1998 (the "Acquired Facilities") and the adjustments described in the accompanying notes.

The pro forma financial information is based on the historical financial statements of Health Care Property Investors, Inc. in the Company's Form 10-Q for the period ended March 31, 1998 and the other financial information in the Company's 1997 Annual Report to Shareholders on Form 10-K, and should be read in conjunction with those financial statements and the notes thereto.

The Pro Forma Balance Sheet was prepared as if the 36 facilities acquired after March 31, 1998 were purchased on March 31, 1998. The Pro Forma Statements of
Operations were prepared as if the Acquired Facilities were purchased as of January 1, 1997.

The combined pro forma financial information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.

                      HEALTH CARE PROPERTY INVESTORS, INC.
                        UNAUDITED PRO FORMA BALANCE SHEET
                                 MARCH 31, 1998
                                 (IN THOUSANDS)

                                                                        Pro Forma
                                             March 31,                   March 31,
                                                1998     Adjustments       1998
                                             ----------  -----------    ---------
ASSETS
Real Estate Investments
  Buildings and Improvements                  $ 859,507   $  69,735    $ 929,242
  Accumulated Depreciation                     (177,196)        ---     (177,196)
                                              ---------   ---------   ----------
                                                682,311      69,735      752,046
  Construction in Progress                        7,998         ---        7,998
  Land                                          100,942      22,375      123,317
                                              ---------   ---------   ----------
                                                791,251      92,110      883,361
Loans Receivable                                127,003       4,796      131,799
Investments in and Advances to Partnerships      33,150       2,049       35,199
Other Assets                                     11,600         ---       11,600
Cash and Cash Equivalents                         3,185         ---        3,185
                                              ---------   ---------   ----------
TOTAL ASSETS                                  $ 966,189    $ 98,955   $1,065,144
                                              ---------   ---------   ----------

LIABILITIES AND STOCKHOLDERS' EQUITY
Bank Notes Payable                            $  82,000    $ 98,955   $  180,955
Senior Notes Payable                            284,970         ---      284,970
Convertible Subordinated Notes Payable          100,000         ---      100,000
Mortgage Notes Payable                           10,582         ---       10,582
Accounts Payable, Accrued Liabilities
  and Deferred Income                            26,751         ---       26,751
Minority Interests in Partnerships               21,479         ---       21,479
Stockholders' Equity:
  Preferred Stock                                57,810         ---       57,810
  Common Stock                                   30,246         ---       30,246
  Additional Paid-In Capital                    410,093         ---      410,093
  Cumulative Net Income                         462,237         ---      462,237
  Cumulative Dividends                         (519,979)        ---     (519,979)
                                              ---------   ---------   ----------
TOTAL STOCKHOLDERS' EQUITY                      440,407         ---      440,407
                                              ---------   ---------   ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $ 966,189    $ 98,955   $1,065,144
                                              =========   =========   ==========

                            See Accompanying Notes.

                      HEALTH CARE PROPERTY INVESTORS, INC.
             UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                               MARCH 31, 1998
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                                   Pro Forma
                                       Three Months               Three Months
                                          Ended                      Ended
                                        March 31,                  March 31,
                                        ----------                 ---------
                                           1998      Adjustments      1998
                                        ----------   -----------   ---------
REVENUE
Base Rental Income                      $ 26,078       $ 2,538     $ 28,616
Additional Rental and Interest Income      5,411           ---        5,411
Interest and Other Income                  4,845           265        5,110
                                        --------      --------     --------
                                          36,334         2,803       39,137
                                        --------      --------     --------

EXPENSE
Interest Expense                           7,617         1,637        9,254
Depreciation/Non Cash Charges              7,422           498        7,920
Facility Operating Expenses                  797           119          916
Other Expenses                             1,872           ---        1,872
                                        --------      --------     --------
                                          17,708         2,254       19,962
                                        --------      --------     --------


INCOME FROM OPERATIONS                    18,626           549       19,175
Minority Interests                        (1,148)          ---       (1,148)
Gain on Sale of Real Estate Properties       ---           ---          ---
                                        --------      --------     --------
NET INCOME                              $ 17,478      $    549     $ 18,027

DIVIDENDS TO PREFERRED STOCKHOLDERS        1,181           ---        1,181
                                        --------      --------     --------
NET INCOME APPLICABLE TO COMMON SHARES    16,297           549       16,846
                                        ========      ========     ========
BASIC EARNINGS PER COMMON SHARE          $  0.54                    $  0.56
                                        ========                   ========
DILUTED EARNINGS PER COMMON SHARE        $  0.54                    $  0.55
                                        ========                   ========
WEIGHTED AVERAGE SHARES - BASIC           30,237                     30,237
                                        ========                   ========
WEIGHTED AVERAGE SHARES - DILUTED         30,576                     30,576
                                        ========                   ========

                            See Accompanying Notes.

                      HEALTH CARE PROPERTY INVESTORS, INC.
                 UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                               DECEMBER 31, 1997

                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                        Pro Forma
                                             Year Ended                 Year Ended
                                            December 31,               December 31,
                                            ------------               -----------
                                                1997     Adjustments       1997
                                             ----------  -----------    ---------
REVENUE
Base Rental Income                             $ 92,130    $ 10,154    $ 102,284
Additional Rental and Interest Income            21,060         ---       21,060
Interest and Other Income                        15,313       1,643       16,956
                                               --------    --------     --------
                                                128,503      11,797      140,300
                                               --------    --------     --------
EXPENSE
Interest Expense                                 28,592       7,075       35,667
Depreciation/Non Cash Charges                    25,889       1,992       27,881
Facility Operating Expenses                         162         477          639
Other Expenses                                    7,414         ---        7,414
                                               --------    --------     --------
                                                 62,057       9,544       71,601
                                               --------    --------     --------

INCOME FROM OPERATIONS                           66,446       2,253       68,699
  Minority Interests                             (3,704)        ---       (3,704)
  Gain on Sale of Real Estate Properties          2,047         ---        2,047
                                               --------    --------     --------
NET INCOME                                     $ 64,789    $  2,253     $ 67,042

DIVIDENDS TO PREFERRED STOCKHOLDERS               1,247         ---        1,247
                                               --------    --------     --------
NET INCOME APPLICABLE TO COMMON SHARES         $ 63,542    $  2,253     $ 65,795
                                               ========    ========     ========
BASIC EARNINGS PER COMMON SHARE               $   2.21                  $   2.29
                                               ========                 ========
DILUTED EARNINGS PER COMMON SHARE             $   2.19                  $   2.27
                                               ========                 ========
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC      28,782                   28,782
                                               ========                 ========
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED    28,994                   28,994
                                               ========                 ========

                            See Accompanying Notes.



FOOTNOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


NOTE 1: Health Care Property Investors, Inc. and its affiliates and subsidiaries (the "Company") acquired nine long-term care ("LTC") facilities and 33 clinics in 11 separate transactions at an aggregate purchase price of approximately $99,800,000, comprised of $92,100,000 of acquisitions and $7,700,000 of equity investments. The LTC facilities and 18 clinics were leased to 10 different operators under triple-net leases generally similar to the Company's existing leases and are accounted for as operating leases. The other 15 clinics were leased under modified gross leases to five different operators. The LTC leases have initial terms of 12-23 years. The clinic leases range from 1-10 years. The Company earns fixed monthly base rental income and may earn periodic additional rents. The additional payments are generally computed based upon increases in the Consumer Price Index or as a percentage of facility net patient revenues in excess of base amounts. Additional rents generally commence in the second year of the leases. With the exception of the clinics leased on a modified gross basis, under terms of the leases, the lessees are responsible for all maintenance, repairs, taxes and insurance on the leased properties.

The pro forma statements of operations reflect the acquisitions of the properties as if they had been owned since January 1, 1997, and the pro forma balance sheet reflects the acquisition of the properties as if all such properties had been owned on March 31, 1998.

NOTE 2: The pro forma balance sheet adjustments reflect the allocation between land and building and improvements of the $94,159,000 of acquired properties purchased after March 31, 1998, and the increase in bank notes payable used to fund the purchases. No adjustment has been made to accumulated depreciation for those properties acquired after March 31, 1998. The mortgage loans made since March 31, 1998 to the unconsolidated joint ventures are also included in the pro forma balance sheet.

NOTE 3: The pro forma base rental income is based upon the monthly minimum rents specified in the leases. No additional rent amounts are assumed for purposes of the pro forma statements of operations based upon the terms of the lease.

Pro forma interest and other income includes the first year of interest due on mortgage loans receivable. This category would generally also include the Company's share of income from the unconsolidated joint ventures. However, for purposes of this pro forma, although the Company will receive preferential distributions from these joint ventures during the year, it is assumed that these joint ventures will break even. Therefore, there is no joint venture income recognized in the pro forma statements of operations.

Pro forma depreciation is based upon the purchase prices of the facilities being allocated to building and depreciated over 35 years.

Pro forma interest expense is calculated using an interest rate of 6.00%, which is the Company's weighted average borrowing rate for the year to date on its unsecured revolving lines of credit. The Company has two unsecured lines of credit, one for $100,000,000 which expires on October 22, 2002 and one for $50,000,000 which expires October 22, 1998. The Company also arranges for additional borrowings on an as-needed basis with various banks. The Company initially uses these short-term borrowings to fund purchases, but replaces these borrowings with periodic long-term debt and equity offerings. The Company repaid approximately $23 million and $197 million on the line of credit borrowings with the proceeds of a common stock offering during April 1998 and a long-term debt offering during June 1998, respectively. Accordingly, the actual interest expense resulting from the acquisitions of the facilities may vary.

No pro forma operating expenses are included other than for the clinics under modified gross leases because: (1) such amounts are expected to be immaterial, and (2) the Company does not expect to add additional staff as a result of the transactions described in Note 1 above. The pro forma amounts for the clinics are based upon current actual and estimated operating expenses.

NOTE 4: The preparation of financial statements requires management to make estimates and assumptions that affect the revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 16, 1998       HEALTH CARE PROPERTY INVESTORS, INC.
                             (REGISTRANT)



                             /s/ James G. Reynolds
                             -----------------------------
                             James G. Reynolds
                             Executive Vice President and
                             Chief Financial Officer
                             (Principal Financial Officer)



                             /s/ Devasis Ghose
                             -----------------------------
                             Devasis Ghose
                             Senior Vice President-Finance and Treasurer
                             (Principal Accounting Officer)